Guarantees, commitments and risks	12 Months Ended
Dec. 31, 2017
Guarantees Commitments And Risks
Disclosure of guarantees commitments and risks [text block]

38 Guarantees, commitments and risks

Guarantees

	December 31, 2017			December 31, 2016
(€ million)	Unsecured guarantees	Other guarantees	Total	Unsecured guarantees	Other guarantees	Total
Consolidated subsidiaries		5,594	5,594		5,868	5,868
Unconsolidated subsidiaries		181	181		246	246
Consolidated joint operations		1	1		1	1
Joint ventures and associates	6,124	3,922	10,046	6,124	2,112	8,236
Others		352	352		202	202
	6,124	10,050	16,174	6,124	8,429	14,553

Guarantees of  €16,174 million (€14,553 million at December 31, 2016) increased by €1,621 million, reflecting new issuance on behalf of third parties who have contractual obligations towards Eni’s affiliates to build and finance the construction of an LNG Floating Production unit for the development of the Coral gas reserves discovered in Area 4 offshore Mozambique. Eni is operator of the project with a 25% interest through a 35.71% stake in the joint operation Mozambique Rovuma Venture SpA (former Eni East Africa SpA) following the sale, finalized in December 2017, to ExxonMobil of a 35.71% interest in the venture (being 50% of the whole Eni interest). The Coral project obtained final investment decision (FID) on 1 June 2017 following the sign of: (i) the Engineering Procurement Construction Installation and Commissioning (EPCIC) contract of a vessel for the floating production of LNG (FLNG) with the Technip — JGC — Samsung Heavy Industries consortium with a value of  $5,248 million (€4,375 million); (ii) the project financing agreements with Export Credit Agencies (Sace, BPI, K-Exim, K-Sure e Sinosure) and commercial banks amounting to $4,676 million (€3,898 million). The FLNG plant is designed to treat approximately 3.37 million tonnes per year of LNG. A special purpose entity, Coral FLNG SA, will own and operate the unit. Eni retains a 25% interest in his entity, down from a 50% previously held following the divestment to ExxonMobil. The entity will operate under a service agreement with the Concessionaires of Area 4 for the liquefaction, storage and loading of the LNG. The LNG will be supplied to BP under a long-term LNG sale and purchase agreement with a take-or-pay clause and a twenty-year term, providing an option of extending the duration for up to ten consecutive years. Eni has issued through a subsidiary a parent company guarantee, whereby it irrevocably and unconditionally guarantees to the TJS consortium  — the beneficiaries — the due and proper performance of the obligations of Coral FLNG SA in connection with execution of the EPCIC contract, up to the maximum liability of  $1,312 million (€1,094 million) equal to 25% of the value of the contract. The maximum liability will be automatically reduced by any amount paid to the beneficiaries in respect of the guaranteed obligations. During the construction and the commissioning of the FLNG plant, the project financing agreement will be supported by a debt service undertaking, up to a maximum liability of  $6,400 million equal to $1,600 million (€1,334 million) in proportion to Eni’s participating interest equal to 25% in the industrial initiative. Subsequently, in the running phase of the plant, once the performance tests have been validated by the lenders, that guarantee will be released and the financing facility will change into a non-recourse one, terminating the obligations of the Concessionaires and the Sponsors of Area 4. In that phase, the lenders will be assisted only by a guarantee on the perimeter of the project, without giving the gas reserves as guarantee. The financing and any collateral costs will be reimbursed to the lenders through a “pay-when-paid” clause, whereby loan repayments will be made through the cash flows associated with the sale of the LNG arising from the project to the long-term buyer, without any obligations from Eni and the other Sponsors and Concessionaires to guarantee the performance of Coral FLNG SA towards the lenders. Furthermore, the Sponsors subscribed, directly or through their affiliates, a credit facility which committed each Sponsors to finance pro-quota: (i) the share of capital expenditures to be borne by the Mozambique State-owned company ENH up to a maximum liability of  $500 million equal to €417 million ($139 million equal to €116 million, being Eni’s share); (ii) the share of the debt service undertaking by ENH up to a maximum liability of  $640 million, equal to €533 million ($178 million, equal to €148 million, being Eni’s share). Finally, as provided by the Exploration and Production Concession Contract that regulates the petroleum activities in Area 4, Eni SpA in its capacity as parent company of the operator Mozambique Rovuma Venture SpA has provided concurrently with the approval of the initial development plan of the Area reserves, an irrevocable and unconditional parent company guarantee in respect of any possible claims or any contractual breaches in connection with the petroleum activities to be carried out in the contractual area, including those activities in charge of the special purpose entities like Coral FLNG SA, to benefit of the Government of Mozambique and third parties. The obligations of the guarantor towards the Government of Mozambique are unlimited (non-quantifiable commitments), whereas they provide a maximum liability of  $1,500 million (€1,250 million) in respect of third-parties claims. This guarantee will be effective until the completion of any decommissioning activity related to both the development plan of Coral as well as any development plan to be executed within Area 4 (particularly the Mamba project). This parent company guarantee issued by Eni covering 100% of the aforementioned obligations has been taken over by the other concessionaires (Kogas, Galp and ENH) and by ExxonMobil and CNPC shareholders of the joint operation Mozambico Rovuma Venture SpA, in proportion to their respective direct or indirect participating interest in the EPCIC of Area 4. In particular, the retaining interests pertaining to the two other shareholders amounted to 25% for ExxonMobil, following the acquisition of the 35.7% interest in the venture finalized in December 2017, and to 20% for CNPC.

Other guarantees issued on behalf of consolidated subsidiaries of  €5,594 million (€5,868 million at December 31, 2016) primarily consisted of: (i) guarantees given to third parties relating to bid bonds and performance bonds for €2,312 million (€1,965 million at December 31, 2016); (ii) VAT recoverable from tax authorities for €1,201 million (€1,380 million at December 31, 2016); (iii) a bank guarantee of €1,010 million (same amount as of December 31, 2016)  issued on behalf of GasTerra in order to obtain the renunciation to a temporary seizure order on Eni’s investment in Eni International BV, requested and obtained by a Netherlands Court in July 2016; and (iv) insurance risk for €137 million reinsured by Eni (€141 million at December 31, 2016). At December 31, 2017, the underlying commitment covered by such guarantees was €5,563 million (€5,784 million at December 31, 2016).

Other guarantees issued on behalf of unconsolidated subsidiaries of  €181 million (€246 million at December 31, 2016) consisted of letters of patronage and other guarantees issued to commissioning entities relating to bid bonds and performance bonds for €176 million (€240 million at December 31, 2016). At December 31, 2017, the underlying commitment covered by such guarantees was €12 million (€53 million at December 31, 2016).

Unsecured guarantees and other guarantees issued on behalf of joint ventures and associates of €10,046 million (€8,236 million at December 31, 2016) primarily consisted of: (i) an unsecured guarantee of €6,122 million (same amount as of December 31, 2016) given by Eni SpA to Treno Alta Velocità — TAV SpA (now RFI — Rete Ferroviaria Italiana SpA) for the proper and timely completion of a project relating to the Milan-Bologna fast track railway by CEPAV (Consorzio Eni per l’Alta Velocità) Uno (associated company of Saipem); consortium members, excluding Saipem Group, gave Eni liability of surety letters and bank guarantees amounting to 10% of their respective portion of the work; (ii) unsecured guarantees and other guarantees given to banks in relation to loans and lines of credit received for €1,623 million (€82 million at December 31, 2016), of which €1,334 million related to guarantees issued as part of the development project of the gas reserves at the Coral discovery in Area 4 offshore Mozambique on behalf of Coral South FLNG DMCC with respect to the financing agreements of the project with Export Credit Agencies and banks; and (iii) guarantees given to third parties relating to bid bonds and performance bonds for €2,122 million (€1,705 at December 31, 2016), of which €1,094 million related to guarantees issued for the construction of the FLNG as part of the development project of the gas reserves at the Coral project offshore Mozambique and €1,008 million given on behalf of Saipem Group (€1,705 million at December 31, 2016). At December 31, 2017, the underlying commitment covered by such guarantees was €2,594 million (€2,109 million at December 31, 2016).

Unsecured and other guarantees given on behalf of third parties of  €352 million (€202 million at December 31, 2016) primarily consisted of: (i) a guarantee issued on a pro-quota basis in the interest of ENH for the development of the Coral offshore project for €148 million ($178 million, Eni’s interest 25%); (ii) guarantees issued on behalf of Gulf LNG Energy and Gulf LNG Pipeline and on behalf of Angola LNG Supply Service Llc (Eni’s interest 13.6%) as security against payment commitments of fees in connection with the regasification activity for €169 million (€193 million at December 31, 2016). At December 31, 2016, the underlying commitment covered by such guarantees was €224 million (€202 million at December 31, 2016).

Commitments and risks

(€ million)	December 31, 2017	December 31, 2016
Commitments	14,498	20,682
Risks	691	605
	15,189	21,287

Other commitments of  €14,498 million (€20,682 million at December 31, 2016) related to: (i) parent company guarantees that were issued in connection with certain contractual commitments for hydrocarbon exploration and production activities and quantified, on the basis of the capital expenditures to be incurred, to €11,289 million (€12,415 million at December 31, 2016); (ii) commitments entered by the Exploration& Production segment for operating leasing contracts (chartering, operation and maintenance) of FPSO vessels for €4,344 million outstanding at December 31, 2016 were set to zero following the start of the development projects in Angola and Ghana operated through the aforementioned FPSO vessels whose acquisition under operating leases entailed the recognition of future non-cancellable fees in the table “Future payments under contractual obligations” of this section; (iii) commitments assumed by Eni USA Gas Marketing Llc towards Angola LNG Supply Service Llc for the acquisition of volumes of regasified gas at the Pascagoula plant (United States) over a twenty-year period (until 2031) and towards Gulf LNG Energy for the acquisition of regasification capacity at the Pascagoula terminal (5.8 BCM/y) over a twenty-year period (until 2031). The expected commitments have been estimated at €2,113 million and €948 million, respectively (€2,541 million and €1,156 million at December 31, 2016, respectively) and have been included in off-balance sheet contractual commitments in the table “Future payments under contractual obligations”; and (iv) a memorandum of intent signed with the Basilicata Region, whereby Eni has agreed to invest €128 million (€129 million at December 31, 2016) in the future, also on account of Shell Italia E&P SpA, in connection with Eni’s development plan of oilfields in Val d’Agri. The commitment has been included in the off-balance sheet contractual commitments in the following paragraph “Liquidity risk”.

Risks of  €691 million (€605 million at December 31, 2016) primarily concerned potential risks associated with contractual assurances given to acquirers of certain investments and businesses of Eni for €235 million (€334 million at December 31, 2016) and the value of assets of third parties under the custody of Eni for €456 million (€271 million at December 31, 2016).

Non-quantifiable commitments

A parent company guarantee was issued on behalf of Cardón IV SA (Eni’s interest 50%), a joint venture that is currently executing development activities at the Perla gas field located in Venezuela, for the supplying to PDVSA GAS of the volumes of gas produced by the field until end of the concession agreement (2036). This guarantee cannot be quantified because the penalty clause for unilateral anticipated resolution originally set for Eni and the relevant quantification became ineffective due to a revision of the contractual terms. In case of failure on part of the operator to deliver the contractual gas volumes out of production, the claim under the guarantee will be determined by applying the local legislation. Eni share (50%) of the contractual volumes of gas to be delivered to PDVSA GAS amounted to a total of $16 billion (€13.3 billion). Notwithstanding this amount does not properly represent the guarantee exposure, nonetheless such amount represents the maximum financial exposure at risk for Eni. A similar guarantee was issued by PDVSA on behalf of Eni for the fulfillment of the purchase commitments of the gas volumes by PDVSA GAS.

Following the integration signed on April 19, 2011, Eni confirmed to RFI — Rete Ferroviaria Italiana SpA its commitment, previously assumed under the convention signed with Treno Alta Velocità — TAV SpA (now RFI — Rete Ferroviaria Italiana SpA) on October 15, 1991, to guarantee a correct and timely execution of the section Milano-Brescia of the high-speed railway from Milan to Verona. Such integration provides for CEPAV (Consorzio Eni per l’Alta Velocità) Due to act as general contractor. In order to pledge the guarantee given, the regulation of CEPAV (Consorzio Eni per l’Alta Velocità) Due binds the associates to give proper sureties and guarantees on behalf of Eni.

Eni is liable for certain non-quantifiable risks related to contractual assurances given to acquirers of certain Eni assets, including businesses and investments, against certain contingent liabilities deriving from tax, social security contributions, environmental issues and other matters applicable to periods during which such assets were operated by Eni. Eni believes such matters will not have a material adverse effect on Eni’s results of operations and liquidity.

Risk factors

Financial risks

Financial risks are managed in respect of guidelines issued by the Board of Directors of Eni SpA in its role of directing and setting of the risk limits, targeting to align and centrally coordinate Group companies’ policies on financial risks (“Guidelines on financial risks management and control”). The “Guidelines” define for each financial risk the key components of the management and control process, such as the aim of the risk management, the valuation methodology, the structure of limits, the relation model and the hedging and mitigation instruments.

Market risk

Market risk is the possibility that changes in currency exchange rates, interest rates or commodity prices will adversely affect the value of the Group’s financial assets, liabilities or expected future cash flows. The Company actively manages market risk in accordance with a set of policies and guidelines that provide a centralized model of handling finance, treasury and risk management operations based on the Company’s departments of operational finance: the parent company’s (Eni SpA) finance department, Eni Finance International SA, Eni Finance USA Inc and Banque Eni SA, which is subject to certain bank regulatory restrictions preventing the Group’s exposure to concentrations of credit risk, and Eni Trading & Shipping that is in charge to execute certain activities relating to commodity derivatives. In particular, Eni’s finance department and Eni Finance International SA manage subsidiaries’ financing requirements in and outside Italy, respectively, covering funding requirements and using available surpluses. All transactions concerning currencies and derivative contracts on interest rates and currencies different from commodities are managed by the parent company. The commodity risk associated with commercial exposures of each business unit (Eni’s business line or subsidiaries) is pooled and managed by the Gas & LNG Marketing and Power business line, which manages the market risk component in a view of portfolio, while Eni Trading & Shipping SpA executes the negotiation of commodity derivatives over the market. Eni SpA and Eni Trading & Shipping SpA (also through its subsidiary Eni Trading & Shipping Inc) perform trading activities in financial derivatives on external trading venues, such as European and non-European regulated markets, Multilateral Trading Facility (MTF), Organized Trading Facility (OTF), or similar and brokerage platforms (i.e. SEF), and over the counter on a bilateral basis with external counterparties. Other legal entities belonging to Eni that require financial derivatives enter into these operations through Eni Trading & Shipping and Eni SpA based on the relevant asset class expertise. Eni uses derivative financial instruments (derivatives) in order to minimize exposure to market risks related to fluctuations in exchange rates relating to those transactions denominated in a currency other than the functional currency (the euro) and interest rates, as well as to optimize exposure to commodity prices fluctuations taking into account the currency in which commodities are quoted. Eni monitors every activity in derivatives classified as risk-reducing (in particular, back-to-back activities, flow hedging activities, asset-backed hedging activities and portfolio-management activities) directly or indirectly related to covered industrial assets, so as to effectively optimize the risk profile to which Eni is exposed or could be exposed. If the result of the monitoring shows those derivatives should not be considered as risk reducing, these derivatives are reclassified in proprietary trading. As the proprietary trading is considered separately from the other activities in specific portfolios of Eni Trading & Shipping, its exposure is subject to specific controls, both in terms of Value at Risk (VaR) and stop loss and in terms of nominal gross value. For Eni, the gross nominal value of proprietary trading activities is compared with the limits set by the relevant international standards. The framework defined by Eni’s policies and guidelines provides that the valuation and control of market risk is performed on the basis of maximum tolerable levels of risk exposure defined in terms of: (i) limits of stop loss, which expresses the maximum tolerable amount of losses associated with a certain portfolio of assets over a pre-defined time horizon; (ii) limits of revision strategy, which consist in the triggering of a revision process of the strategy in the event of exceeding the level of profit and loss given; and (iii) VaR which measures the maximum potential loss of the portfolio, given a certain confidence level and holding period, assuming adverse changes in market variables and taking into account of the correlation among the different positions held in the portfolio. Eni’s finance department defines the maximum tolerable levels of risk exposure to changes in interest rates and foreign currency exchange rates in terms of VaR, pooling Group companies’ risk positions maximizing, when possible, the benefits of the netting activity. Eni’s calculation and valuation techniques for interest rate and foreign currency exchange rate risks are in accordance with banking standards, as established by the Basel Committee for bank activities surveillance. Tolerable levels of risk are based on a conservative approach, considering the industrial nature of the Company. Eni’s guidelines prescribe that Eni Group companies minimize such kinds of market risks by transferring risk exposure to the parent company finance department. Eni’s guidelines define rules to manage the commodity risk aiming at optimizing core activities and pursuing preset targets of stabilizing industrial and commercial margins. The maximum tolerable level of risk exposure is defined in terms of VaR, limits of revision strategy, stop loss and volumes in connection with exposure deriving from commercial activities, as well as exposure deriving from proprietary trading, exclusively managed by Eni Trading & Shipping. Internal mandates to manage the commodity risk provide for a mechanism of allocation of the Group maximum tolerable risk level to each business unit. In this framework, Eni Trading & Shipping, in addition to managing risk exposure associated with its own commercial activity and proprietary trading, pools the requests for negotiating commodity derivatives and executes them on the marketplace.

According to the targets of financial structure included in the financial plan approved by the Board of Directors, Eni has decided to retain a cash reserve to face any extraordinary requirement. Eni’s finance department, with the aim of optimizing the efficiency and ensuring maximum protection of the capital, manages such reserve and its immediate liquidity within the limits assigned. The management of strategic cash is part of the asset management pursued through transactions on own risk in view of optimizing financial returns, while respecting authorized risk levels, safeguarding the Company’s assets and retaining quick access to liquidity.

The four different market risks, whose management and control have been summarized above, are described below.

Market risk — Exchange rate

Exchange rate risk derives from the fact that Eni’s operations are conducted in currencies other than the euro (mainly the U.S. dollar). Revenues and expenses denominated in foreign currencies may be significantly affected by exchange rates fluctuations due to conversion differences on single transactions arising from the time lag existing between execution and definition of relevant contractual terms (economic risk) and conversion of foreign currency-denominated trade and financing payables and receivables (transactional risk). Exchange rate fluctuations affect the Group’s reported results and net equity as financial statements of subsidiaries denominated in currencies other than the euro are translated from their functional currency into euro. Generally, an appreciation of the U.S. dollar versus the euro has a positive impact on Eni’s results of operations, and vice versa. Eni’s foreign exchange risk management policy is to minimize transactional exposures arising from foreign currency movements and to optimize exposures arising from commodity risk. Eni does not undertake any hedging activity for risks deriving from the translation of foreign currency denominated profits or assets and liabilities of subsidiaries, which prepare financial statements in a currency other than the euro, except for single transactions to be evaluated on a case-by-case basis. Effective management of exchange rate risk is performed within Eni’s central finance department, which pools Group companies’ positions, hedging the Group net exposure by using certain derivatives, such as currency swaps, forwards and options. Such derivatives are evaluated at fair value based on market prices provided by specialized info-providers. Changes in fair value of those derivatives are normally recognized through profit and loss, as they do not meet the formal criteria to be recognized as hedges. The VaR techniques are based on variance/covariance simulation models and are used to monitor the risk exposure arising from possible future changes in market values over a 24-hour period within a 99% confidence level and a 20-day holding period.

Market risk — Interest rate

Changes in interest rates affect the market value of financial assets and liabilities of the Company and the level of finance charges. Eni’s interest rate risk management policy is to minimize risk with the aim to achieve financial structure objectives defined and approved in the management’s finance plans. The Group’s central finance department pools borrowing requirements of the Group companies in order to manage net positions and fund portfolio developments consistent with management plans, thereby maintaining a level of risk exposure within prescribed limits. Eni enters into interest rate derivative transactions, in particular interest rate swaps, to manage effectively the balance between fixed and floating rate debt. Such derivatives are evaluated at fair value based on market prices provided from specialized sources. Changes in fair value of those derivatives are normally recognized through the profit and loss account, as they do not meet the formal criteria to be accounted for under the hedge accounting method. VaR deriving from interest rate exposure is measured daily based on a variance/covariance model, with a 99% confidence level and a 20-day holding period.

Market risk — Commodity

Eni’s results of operations are affected by changes in the prices of commodities. A decrease in oil&gas prices generally, has a negative impact on Eni’s results of operations and vice versa, and may jeopardize the achievement of the financial targets preset in the Company’s four-year plans and budget. The commodity price risk arises in connection with the following exposures: (i) strategic exposure: exposures directly identified by the Board of Directors as a result of strategic investment decisions or outside the planning horizon of risk. These exposures include those associated with the program for the production of proved and unproved oil&gas reserves, long-term gas supply contracts for the portion not balanced by ongoing or highly probable sale contracts, refining margins identified by the Board of Directors as of strategic nature (the remaining volumes can be allocated to the active management of the margin or to asset-backed hedging activities) and minimum compulsory stocks; (ii) commercial exposure: includes the exposures related to the components underlying the contractual arrangements of industrial and commercial activities and, if related to take-or-pay commitments, to the components related to the time horizon of the four-year plan and budget and the relevant activities of risk management. Commercial exposures are characterized by a systematic risk management activity conducted based on risk/return assumptions by implementing one or more strategies and subjected to specific risk limits (VaR, revision strategy limits and stop loss). In particular, the commercial exposures include exposures subjected to asset-backed hedging activities, arising from the flexibility/optionality of assets; and (iii) proprietary trading exposure: includes operations independently conducted for profit purposes in the short term, and normally not finalized to the delivery, both within the commodity and financial markets, with the aim to obtain a profit upon the occurrence of a favorable result in the market, in accordance with specific limits of authorized risk (VaR, stop loss). In the proprietary trading exposures are included the origination activities, if not connected to contractual or physical assets.

Strategic risk is not subject to systematic activity of management/coverage that is eventually carried out only in case of specific market or business conditions. Because of the extraordinary nature, hedging activities related to strategic risks are delegated to the top management. Strategic risk is subject to measuring and monitoring but is not subject to specific risk limits. If previously authorized by the Board of Directors, exposures related to strategic risk can be used in combination with other commercial exposures in order to exploit opportunities for natural compensation between the risks (natural hedge) and consequently reduce the use of derivatives (by activating logics of internal market). Eni manages exposure to commodity price risk arising in normal trading and commercial activities in view of achieving stable economic results. The commodity risk and the exposure to commodity prices fluctuations embedded in commodities quoted in currencies other than the euro at each business line (Eni’s Divisions or subsidiaries) is pooled and managed by the Portfolio Management unit for commodities, and by Eni’s finance department for exchange rate requirements. The Portfolio Management unit manages business lines’ risk exposures to commodities, pooling and optimizing Group companies’ exposures and hedging net exposures on the trading venues through the trading unit of Eni Trading & Shipping. In order to manage commodity price risk, Eni uses derivatives traded on the organized markets MTF, OTF and derivatives traded over the counter (swaps, forward, contracts for differences and options on commodities) with the underlying commodities being crude oil, gas, refined products, electricity or emission certificates. Such derivatives are evaluated at fair value based on market prices provided from specialized sources or, absent market prices, on the basis of estimates provided by brokers or suitable valuation techniques. VaR deriving from commodity exposure is measured daily based on a historical simulation technique, with a 95% confidence level and a one-day holding period.

Market risk — Strategic liquidity

Market risk deriving from liquidity management is identified as the possibility that changes in prices of financial instruments (bonds, money market instruments and mutual funds) would affect the value of these instruments when evaluated at fair value. In order to manage the investment activity of the strategic liquidity, Eni defined a specific investment policy with aims and constraints in terms of financial activities and operational boundaries, as well as Governance guidelines regulating management and control systems. The setting up and maintenance of the liquidity reserve is mainly aimed to: (i) guarantee of financial flexibility. Liquidity should allow Eni Group to fund any extraordinary need (such as difficulty in access to credit, exogenous shock, macroeconomic environment, as well as merger and acquisitions); and (ii) ensure a full coverage of short-term debts and a coverage of medium and long-term financial debts due within a time horizon of 24 months, even in case of restrictions to credit.

Strategic liquidity management is regulated in terms of VaR (measured based on a parametrical methodology with a one-day holding period and a 99% confidence level), stop loss and other operating limits in terms of concentration, duration, ratings, liquidity and instruments to invest on. Financial leverage or short selling is not allowed. Activities in terms of strategic liquidity management started in the second half of the year 2013 and throughout the course of the years 2014 and 2015, the investment portfolio has maintained an average credit rating of A/A-, accordingly with the decrease in the Company’s credit rating.

The following table shows amounts in terms of VaR, recorded in 2017 (compared with 2016) relating to interest rate and exchange rate risks in the first section and commodity risk.

(Value at risk — parametric method variance/covariance; holding period: 20 days; confidence level: 99%)

	2017				2016
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Interest rate(a)	3.76	1.72	2.38	2.58	5.27	2.55	3.62	3.42
Exchange rate(a)	0.57	0.08	0.22	0.26	0.34	0.04	0.14	0.17

________

(a)	Value at risk deriving from interest and exchange rates exposures include the following finance department: Eni Corporate Treasury Department, Eni Finance International SA, Banque Eni SA and Eni Finance USA Inc.

(Value at risk — Historic simulation weighted method; holding period: 1 day; confidence level: 95%)

	2017				2016
(€ million)	High	Low	Average	At year end	High	Low	Average	At year end
Commercial exposures - Management Portfolio(a)	21.14	5.15	12.24	5.15	19.03	4.23	10.24	9.41
Trading(b)	2.29	0.21	0.79	0.66	2.58	0.27	0.87	1.35

________

(a)	Refers to the Gas & LNG Marketing Power business line (risk exposure from Refining & Marketing business line and Gas & Power Division), Eni Trading & Shipping commercial portfolio, operating branches outside Italy pertaining to the Divisions and from October 2016 the Gas and Luce Business line. For the gas&power business lines, following the approval of the Eni’s Board of Directors on December 12, 2013, VaR is calculated on the so-called Statutory view, with a time horizon that coincides with the year considering all the volumes delivered in the year and the relevant financial hedging derivatives. Consequently, in the year the VaR pertaining to GLP and EGL presents a decreasing trend following the progressive reaching of the maturity of the positions within the annual horizon.

(b)	Cross-commodity proprietary trading, both for commodity contracts and financial derivatives, refers to Eni Trading & Shipping SpA (London-Bruxelles-Singapore) and Eni Trading & Shipping Inc (Houston).

Credit risk

Credit risk is the potential exposure of the Group to losses in case counterparties fail to perform or pay amounts due. The Group manages differently credit risk depending on whether credit risk arises from exposure to financial counterparties or to customers relating to outstanding receivables. Individual business units and Eni’s corporate financial and accounting units are responsible for managing credit risk arising in the normal course of the business.

The Group has established formal credit systems and processes to ensure that before trading with a new counterpart can start, its creditworthiness is assessed. In addition, credit litigation and receivable collection activities are assessed.

Eni’s corporate units define directions and methods for quantifying and controlling customer’s reliability. With regard to risk arising from financial counterparties deriving from current and strategic use of liquidity, Eni has established guidelines prior to entering into cash management and derivative contracts to assess the counterparty’s financial soundness and rating in view of optimizing the risk profile of financial activities while pursuing operational targets. Maximum limits of risk exposure are set in terms of maximum amounts of credit exposures for categories of counterparties as defined by the Company’s Board of Directors taking into account the credit ratings provided by primary credit rating agencies on the marketplace. Credit risk arising from financial counterparties is managed by the Group operating finance department, including Eni’s subsidiary Eni Trading & Shipping which specifically engages in commodity derivatives transactions and by Group companies and Divisions, only in the case of physical transactions with financial counterparties consistently with the Group centralized finance model. Eligible financial counterparties are closely monitored to check exposures against limits assigned to each counterparty on a daily basis.

Liquidity risk

Liquidity risk is the risk that suitable sources of funding for the Group may not be available, or the Group is unable to sell its assets on the marketplace in order to meet short-term finance requirements and to settle obligations. Such a situation would negatively affect Group results, as it would result in the Company incurring higher borrowing expenses to meet its obligations or under the worst of conditions the inability of the Company to continue as a going concern. As part of its financial planning process, Eni manages the liquidity risk by targeting such a capital structure as to allow the Company to maintain a level of liquidity adequate to the Group’s needs, optimizing the opportunity cost of maintaining liquidity reserves also achieving an efficient balance in terms of maturity and composition of finance debt in terms of: (i) maximum ratio between net financial debt and net equity (leverage); (ii) minimum incidence of medium and long-term debts over the total amount of financial debts; (iii) minimum amount of fixed-rate debts over the total amount of medium and long-term debts; and (iv) minimum level of liquidity reserve. For this purpose, Eni holds a significant amount of liquidity reserve (financial assets plus committed credit lines), which aims to: (i) ensure a full coverage of short-term debt and the coverage of medium and long-term debts with a maturity of 24 months, even in case of restrictions to the credit access; (ii) deal with identified risk factors that could significantly affect the cash flow expected in the Financial Plan (i.e.changes in the scenario and/or production volumes, delays in disposals); (iii) ensuring the availability of an adequate level of financial flexibility to support the Group’s development plans; and (iv) maintaining/improving the current credit rating. The financial asset reserve is employed in short-term marketable financial instruments, favouring investments with very low risk profile.

At present, the Group believes to have access to sufficient funding to meet the current foreseeable borrowing requirements as a consequence of the availability of financial assets and lines of credit and the access to a wide range of funding at competitive costs through the credit system and capital markets.

Eni has in place a program for the issuance of Euro Medium Term Notes up to €20 billion, of which about €16.8 billion were drawn as of December 31, 2017.

The Group has credit ratings of BBB+ outlook positive and A-2, respectively for long and short-term debt, assigned by Standard & Poor’s and Baa1 outlook stable and P-2, respectively for long and short-term debt, assigned by Moody’s. Eni’s credit rating is linked in addition to the Company’s industrial fundamentals and trends in the trading environment to the sovereign credit rating of Italy. Based on the methodologies used by Standard & Poor’s and Moody’s, a downgrade of Italy’s credit rating may trigger a potential knock-on effect on the credit rating of Italian issuers such as Eni.

In the course of the 2017, Eni issued bonds amounting to €1,8 billion related to the Euro Medium Term Notes Program.

As of December 31, 2017, Eni maintained short-term unused borrowing facilities of  €11,625 million, of which €41 million committed. Long-term committed unused borrowing facilities amounted to €5,802 million, of which €750 million were due within 12 months. These facilities bore interest rates and fees for unused facilities that reflected prevailing market conditions.

Finance debt repayments including expected payments for interest charges and derivatives

The table below summarizes the Group main contractual obligations for finance liability repayments, including expected payments for interest charges and derivatives.

	Maturity year
(€ million)	2018	2019	2020	2021	2022	2023 and thereafter	Total
December 31, 2017
Non-current financial liabilities	2,000	4,084	2,857	1,279	1,246	10,810	22,276
Current financial liabilities	2,242						2,242
Fair value of derivative instruments	1,011	64	10	1	16		1,102
	5,253	4,148	2,867	1,280	1,262	10,810	25,620
Interest on finance debt	582	511	411	304	250	1,455	3,513
Financial guarantees	473						473

	Maturity year
(€ million)	2017	2018	2019	2020	2021	2022 and thereafter	Total
December 31, 2016
Non-current financial liabilities	2,988	2,090	4,044	2,914	1,285	10,332	23,653
Current financial liabilities	3,396						3,396
Fair value of derivative instruments	2,108	36	76		46	3	2,269
	8,492	2,126	4,120	2,914	1,331	10,335	29,318
Interest on finance debt	696	557	486	386	277	1,605	4,007
Financial guarantees	84						84

Trade and other payables

The table below summarizes the Group trade and other payables by maturity.

	Maturity year
(€ million)	2018	2019 – 2022	2023 and thereafter	Total
December 31, 2017
Trade payables	10,890			10,890
Other payables and advances	5,858	19	26	5,903
	16,748	19	26	16,793

	Maturity year
(€ million)	2017	2018 – 2021	2022 and thereafter	Total
December 31, 2016
Trade payables	11,038			11,038
Other payables and advances	5,665	29	22	5,716
	16,703	29	22	16,754

Expected payments by period under contractual obligations

In addition to trade and financial liabilities represented in the balance sheet, the company is subject to non-cancellable contractual obligations or obligations, the cancellation of which requires the payment of a penalty. These obligations will require cash settlements in future reporting periods. These liabilities are valued based on the net cost for the company to fulfill the contract, which consists of the lowest amount between the costs for the fulfillment of the contractual obligation and the contractual compensation/penalty in the event of the non-performance.

The Company’s main contractual obligations at the balance sheet date comprise take-or-pay clauses contained in the Company’s gas supply contracts or shipping arrangements, whereby the Company obligations consist of off-taking minimum quantities of product or service or, in case of failure, paying the corresponding cash amount that entitles the Company the right to collect the product or the service in future years. Future obligations in connection with these contracts were calculated by applying the forecasted prices of energy or services included in the four-year business plan approved by the Company’s Board of Directors. Other contractual obligations relate to operating leases for FPSO units of the E&P segment, in particular the FPSOs operating in the offshore projects at Cape Three Points in Ghana and at the 15/06 block in Angola, with a duration of between 12 and 21 years.

The table below summarizes the Group principal contractual obligations as of the balance sheet date, shown on an undiscounted basis.

	Maturity year
(€ million)	2018	2019	2020	2021	2022	2023 and thereafter	Total
Operating lease obligations(a)	883	525	485	371	329	1,939	4,532
Decommissioning liabilities(b)	348	411	398	375	207	13,047	14,786
Environmental liabilities	317	311	282	228	178	1,357	2,673
Purchase obligations(c)	10,989	9,862	8,223	8,233	8,071	62,452	107,830
- Gas
- take-or-pay contracts	8,644	8,708	7,452	7,542	7,553	60,345	100,244
- ship-or-pay contracts	1,272	760	516	468	380	1,291	4,687
- Other ship-or-pay obligations	110	99	87	73	59	161	589
- Other purchase obligations(d)	963	295	168	150	79	655	2,310
Other obligations	11	3	2	2	2	108	128
- Memorandum of intent relating Val d’Agri	11	3	2	2	2	108	128
	12,548	11,112	9,390	9,209	8,787	78,903	129,949

_________

(a)	Operating leases primarily regarded assets for drilling activities, time charter and long term rentals of vessels, lands, service stations and office buildings. Such leases generally did not include renewal options. There are no significant restrictions provided by these operating leases which limit the ability of the Company to pay dividend, use assets or to take on new borrowings.
(b)	Represents the estimated future costs for the decommissioning of oil and natural gas production facilities at the end of the producing lives of fields, well-plugging, abandonment and site restoration.
(c)	Represents any agreement to purchase goods or services that is enforceable and legally binding and that specifies all significant terms.
(d)	Mainly refers to arrangements to purchase capacity entitlements at certain regasification facilities in the U.S. (€948 million).

Capital investment and capital expenditures commitments

In the next four years, Eni expects capital investments and capital expenditures of  €31.6 billion. The table below summarizes Eni’s capital expenditure commitments for property, plant and equipment and capital projects. Capital expenditure is considered to be committed when the project has received the appropriate level of internal management approval. At this stage, procurement contracts to execute those projects have already been awarded or are being awarded to third parties.

The amounts shown in the table below include committed expenditures to execute certain environmental projects.

	Maturity year
(€ million)	2018	2019	2020	2021	2022 and thereafter	Total
Committed projects	6,309	5,688	4,717	3,375	3,770	23,859

Other information about financial instruments

The carrying amount of financial instruments and the relevant economic and equity effect consisted of the following:

	2017			2016
		Finance income (expense) recognized in			Finance income (expense) recognized in
(€ million)	Carrying amount	Profit and loss account	Other comprehensive income	Carrying amount	Profit and loss account	Other comprehensive income
Held-for-trading financial instruments
Securities(a)	6,012	(111)		6,166	(21)
Non-hedging and trading derivatives(b)	209	793		87	(465)
Held-to-maturity financial instruments
Securities(a)	73			75
Available-for-sale financial instruments
Securities(a)	207	9	(4)	238	9	(4)
Receivables and payables and other assets/liabilities valued at amortized cost
Trade receivables and other(c)	15,583	(958)		17,324	(1,116)
Financing receivables(a)	1,918	(116)		2,328	128
Trade payables and other(d)	16,793	(51)		16,754	287
Financing payables(a)	24,707	(1,137)		27,239	(291)
Net assets (liabilities) for hedging derivatives (e)		(42)	(6)		(524)	883

________

(a)	Income or expense were recognized in the profit and loss account within “Finance income (expense)”.
(b)	In the profit and loss account, economic effects were recognized as loss within “Other operating income (loss)” for €44 million (income for €17 million in 2016) and as income within “Finance income (expense)” for €837 million (loss for €482 million in 2016).
(c)	In the profit and loss account, economic effects were essentially recognized as expense within “Purchase, services and other” for €933 million (expense for €840 million in 2016) (impairments net of reversal) and as expense for €25 million within “Finance income (expense)” (expense for €276 million in 2016) (exchange rate differences at year-end and amortized cost).
(d)	In the profit and loss account, exchange differences arising from accounts denominated in foreign currency and translated into euro at year-end were primarily recognized within “Finance income (expense)”.
(e)	In the profit and loss account, income or expense were recognized within “Net sales from operations” and “Purchase, services and other” as expense for €54 million (expense for €523 million in 2016) and as income within “Finance income (expense)” for €12 million (expense for €1 million in 2016) (time value component).

Disclosures about the offsetting of financial instruments

The table below summarizes the disclosures about the offsetting of financial instruments.

(€ million)	Gross amount of financial assets and liabilities	Gross amount of financial assets and liabilities subject to offsetting	Net amount of financial assets and liabilities
December 31, 2017
Financial assets
Trade and other receivables	16,952	1,215	15,737
Other current assets	2,852	1,279	1,573
Financial liabilities
Trade and other liabilities	17,963	1,215	16,748
Other current liabilities	2,794	1,279	1,515
December 31, 2016
Financial assets
Trade and other receivables	18,489	896	17,593
Other current assets	3,872	1,281	2,591
Financial liabilities
Trade and other liabilities	17,599	896	16,703
Other current liabilities	3,880	1,281	2,599

The offsetting of financial assets and liabilities related to: (i) for €1,279 million (€1,281 million at December 31, 2016) the offsetting assets and liabilities for current financial derivatives pertaining to Eni Trading & Shipping SpA for €1,144 million (€1,145 million at December 31, 2016) and Eni Trading & Shipping Inc for €135 million (€136 million at December 31, 2016); and (ii) for €1,215 million (€896 million at December 31, 2016) the offsetting of receivables and payables pertaining to the Exploration & Production segment towards state entities for €1,041 million (€845 million at December 31, 2016) and the offsetting of trade receivables and trade payables pertaining to Eni Trading & Shipping Inc for €174 million (€51 million at December 31, 2016).

Legal Proceedings

Eni is a party in a number of civil actions and administrative arbitral and other judicial proceedings arising in the ordinary course of business. Based on information available to date, and taking into account the existing risk provisions disclosed in note 30 — Provisions for contingencies and that in some instances it is not possible to make a reliable estimate of contingency losses, Eni believes that the foregoing will likely not have a material adverse effect on the Group Consolidated Financial Statements.

A description of the most significant proceedings currently pending is provided in the following paragraph. Unless otherwise indicated, no provisions have been made for these legal proceedings as Eni believes that negative outcomes are not probable or because the amount of the provision cannot be estimated reliably.

1. Environment, health and safety

1.1 Criminal proceedings in the matters of environment, health and safety

(i) Syndial SpA (company incorporating EniChem Agricoltura SpA — Agricoltura SpA in liquidation — EniChem Augusta Industriale Srl — Fosfotec Srl) — Proceeding about the industrial site of Crotone. In 2010 a criminal proceeding started before the Public Prosecutor of Crotone relating to allegations of environmental disaster, poisoning of substances used in the food chain and omitted clean-up due to the activity at a landfill site which was taken over by Eni’s subsidiary in 1991 following the divestment of an industrial complex by Montedison (now Edison SpA). The landfill site had been filled with industrial waste from Montedison activities until 1989 and then no additional waste was discharged there. Eni’s subsidiary carried out the clean-up of the landfill in 1999 through 2000. The defendants are certain managers at Eni’s subsidiaries that have owned and managed the landfill since 1991. Independent consultants performed an assessment during the 2014. Once the consultants completed their work, the acts returned to the Public Prosecutor of Crotone for the next step and possible indictment. The proceeding continues with the examination of the dismissal request submitted by the defense. The Municipality of Crotone will act as plaintiff. The Prosecutor of Crotone notified the conclusion of the preliminary investigations.

(ii) Syndial SpA and Versalis SpA — Porto Torres — Prosecuting body: Public Prosecutor of Sassari. In July 2011, the Public Prosecutor of Sassari (Sardinia) resolved that a number of officers and senior managers of companies engaging in petrochemical operations at the site of Porto Torres, including the manager responsible for plant operations of the Company’s subsidiary Syndial, would stand trial due to allegations of environmental damage and poisoning of water and crops. The Province of Sassari, the Municipality of Porto Torres and other entities have been acting as plaintiffs. The Judge for the Preliminary Hearing admitted as plaintiffs the above-mentioned parts, but based on the exceptions issued by Syndial on the lack of connection between the action and the charge, denied that the claimants would act as plaintiff with regard to the serious pathologies related to the existence of poisoning agents in the marine fauna of the industrial port of Porto Torres. In February 2013, the Prosecutor of Sassari notified the conclusion of preliminary investigations and requested a new imputation for negligent behaviour instead of illicit conduct. In the conclusions of the preliminary hearing, the Court of Sassari dismissed the accusation because of the statute of limitations. The Public Prosecutor filed an appeal before the Third Instance Court. After a hearing on a question of constitutional legitimacy concerning the period for the statute of limitations for the crime of disaster, the Third Instance Court recognized its validity and therefore accepted the claim and sent all the acts to the Constitutional Court. The Constitutional Court declared the question unfounded, considering that the statute of limitations for fraudulent hypothesis and the corresponding culpable hypothesis is an expression of a non-unreasonable legislative discretion, assuming that, in relation to certain culpable offenses causing social alarm, the complexity of the necessary investigations justifies a lengthening of the limitation periods. The Company is awaiting the remission of the documents to the Third Instance Court and, afterwards, to the Office of Public Prosecutor of Sassari.

(iii) Syndial SpA and Versalis SpA — Porto Torres dock. In July 2012, the Judge for the Preliminary Hearing, following a request of the Public Prosecutor of Sassari, requested the performance of a probationary evidence relating to the functioning of the hydraulic barrier of Porto Torres site (ran by Syndial SpA) and its capacity to avoid the dispersion of contamination released by the site in the near portion of sea. Syndial SpA and Versalis SpA have been notified that its chief executive officers and other managers are being investigated. The Public Prosecutor of the Municipality of Sassari requested that the above-mentioned individuals would stand trial. The plaintiffs, the Ministry of Environment and the Sardinia Region, claimed environmental damage in an amount of  €1.5 billion. On the hearing dated July 2016, the Judge pronounced an acquittal sentence for all defendants of Syndial and Versalis with respect to the crimes of environmental disaster. Three Syndial managers were found guilty of environmental disaster which took place in the area in the period limited to August 2010 – January 2011 and condemned to one-year prison, with a suspended sentence,. The Judge did not mention any possible malfunctioning of the hydraulic barrier of Porto Torres site or ineffective implementation of any emergency safety measure, as claimed by the Public Prosecutor. Syndial filed an appeal against this decision.

(iv) Syndial SpA — The illegal landfill in Minciaredda area, Porto Torres site. In July 2015, the Judge for the Preliminary Hearing of the Court of Sassari, on request of the Public Prosecutor, seized of the Minciaredda landfill area, near the western border of the Porto Torres site (Minciaredda area). All the indicted have been served a notice of investigation for alleged crimes of carrying out illegal waste disposal and environmental disaster. The seizure provision involved as well Syndial in accordance with the Legislative Degree No. 231 of 2001. With reference to the clean-up activities in the Minciaredda area, on January 27, 2016 the relevant administrative body approved the project for the soil clean-up in the Minciaredda area. Syndial obtained all the necessary ministerial and judicial authorizations to start the remediation project. The Prosecutor notified the conclusion of the preliminary investigations.

(v) Syndial SpA — The Phosphate deposit at Porto Torres site (1). In 2015, the Judge for the Preliminary Hearing of the Court of Sassari, accepting a request of the Public Prosecutor of Sassari, seized — as a preventive measure — the area of  “Palte Fosfatiche” (phosphates deposit) located on the territory of Porto Torres site, in relation to alleged crimes of environmental disaster, carrying out of unauthorized disposal of hazardous wastes and other environmental crimes. Subsequent to a specific request, both the Public security officer of Sassari and the Judge for the Preliminary Hearing of the Court of Sassari authorized to implement better delimitations of the landfill area, to provide the area with devices for monitoring the level of environmental pollutants and meteoric waters. The investigations are underway.

(vi) Syndial SpA — Phosphate deposit at Porto Torres site (2). In 2015, the Public Prosecutor at the Court of Sassari seized — as a probative measure — the containment systems for the meteoric waters in the area “Palte Fosfatiche” (phosphates deposit). These waters are being collected by Syndial following authorizations of the Public security officer of Sassari and the Judge for the Preliminary Hearing of the Court of Sassari. The indicted have also been served a notice of investigation for alleged crimes of omitted clean-up and management of radioactive waste. The Public Prosecutor decided to suspend the activities of collection, containment and preservation of the area, in spite that those activities have already been authorized. Syndial filed a request to continue conducting clean-up operations to the Court of Sassari. The investigations are underway.

(vii) Syndial SpA — Public Prosecutor of Gela. The proceeding, involving 17 former managers of the Eni Group, regards alleged crimes of culpable manslaughter and grievous bodily harm related to the death of 12 former employees and alleged work-related diseases that those persons may have contracted at the plant of Clorosoda. Alleged crimes relate to the period from 1969, when the Clorosoda plant commenced the operations until 1998 when the plant was shut down and clean-up activities were performed. The Public Prosecutor requested a medical appraisal on over 100 people that were employed at the above-mentioned plant. This appraisal was performed by independent consultants designated by the Judge for preliminary investigation and did not find any evidence that the various diseases identified from the medical appraisal could be directly linked to the exposure to emissions related to the production of chlorine and caustic soda. The consultants also found that production activities were in compliance with applicable laws and regulations on health and safety. Following the outcome of the assessment, the Public Prosecutor of Gela issued a notice of conclusion of preliminary investigations in relation to 4 cases, contesting personal injuries and claimed the indictment only in one case concerning a worker who died in the meantime. Therefore, compared to the initial claim that concerned several (more than one hundred) cases of personal injury and manslaughter, the proceeding was downsized. Following the preliminary hearing dated June 2017, the Judge accepted the defensive arguments and issued a ruling of nonsuit because the case was judged groundless. The Public Prosecutor appealed the first-degree sentence. Also for the proceeding concerning the four cases that are part of a dedicated proceeding, the Judge issued a ruling of nonsuit.

(viii) Syndial SpA — Proceeding on the asbestos at the Ravenna site. A criminal proceeding is pending before the Tribunal of Ravenna about the crimes of culpable manslaughter, injuries and environmental disaster, which would have been allegedly committed by former Syndial employees at the site of Ravenna. The site was taken over by Syndial following a number of corporate mergers and acquisitions. The alleged crimes date back to 1991. In the proceeding there are 75 alleged victims. The plaintiffs include relatives of the alleged victims, various local administrations, and other institutional bodies, including local trade unions. The advocacy of Syndial claimed the statute of limitation about the instance of environmental disaster for certain instances of diseases and deaths. The Judge for the Preliminary Hearing at Ravenna decided that all defendants would stand trial and ascertained the statute of limitation only with reference to certain instances of crime of culpable injury. Syndial signed some settlements. In November 2016, the Judge acquitted the defendants for all the contested cases except for one case for which sentenced 6 of 15 defendants. The defendants, the Prosecutor and the plaintiffs appealed the decision.

(ix) Raffineria di Gela SpA and Eni Mediterranea Idrocarburi SpA — Alleged environmental disaster. A criminal proceeding is pending in relation to crimes allegedly committed by the managers of the Raffineria di Gela SpA and EniMed SpA relating environmental disaster, unauthorized waste disposal and unauthorized spill of industrial wastewater. The Gela Refinery has been sued for administrative offence in accordance with the Law Decree No. 231 of 2001. This criminal proceeding initially regarded soil pollution allegedly caused by spills from 14 tanks of the refinery storage, which had not been provided with double bottoms, and pollution of the sea water near the coastal area adjacent to the site due to the failure of the barrier system implemented as part of the clean-up activities conducted at the site. At the closing of the preliminary investigation, the Public Prosecutor of Gela merged into this proceeding the other investigations related to the pollution occurred at the other sites of the Gela refinery as well as hydrocarbon spills of EniMed. The proceeding is pending at the first hearing.

(x) Proceeding Val d’Agri. On March 2016, the Italian Public Prosecutor’s Office of Potenza started a criminal investigation in order to ascertain the existence of an illegal handling of waste material produced at the Viggiano oil center (COVA), part of the Eni-operated Val d’Agri oil complex. After a two-year investigation, the Prosecutors decided for the domiciliary detention of 5 Eni employees and to put under seizure certain plants functional to the production activity of the Val d’Agri complex which, consequently, was shut down (60 KBOE/d net to Eni). From the commencement of the investigation, Eni has carried out several technical and environmental surveys, with support of independent experts of international reach, who recognized a full compliance of the plant and the industrial process with requirements of the applicable laws, as well as with best available technologies and international best practices. The Company studied certain corrective measures to upgrade plants which, although being not a structural solution, were intended to address the claims made by the public prosecutor about an alleged operation of blending which would have occurred during normal plant functioning. Those measures comprised building a gathering system of inherent liquid associated with the extraction of hydrocarbons at the gas lines. Those corrective measures were favourably reviewed by the public prosecutor, who granted Eni a temporary repeal of the seizure in order to allow the Company perform the works and subsequently, after an inspection, the Prosecutor issued the decision for a definitive release from seizure of the plant while the Region took note of the measure for legal competence. The Company restarted the plant through re-injections into the Costa Molina 2 well on August 2016. Simultaneously, the Company began the review procedure at AIA. In May 2016, the Public Prosecutor’s Office completed the investigations with a request for indictment for all the defendants and the Company. The preliminary hearing ended in April 2017 with confirmation of the indictment for all the defendants and the Company. The trial started in November 2017. The proceeding is at the preliminary hearings.

(xi) Eni SpA — Health investigation related to the COVA center. Beside the criminal proceeding for illegal trafficking of waste, the Public Prosecutor started another investigation in relation to alleged health violations. The Public Prosecutor requested the formal opening of an investigation with respect to nine people in relation to alleged violations of the rules providing for the preparation of a Risk Assessment Document of the working conditions at the Val d’Agri Oil Center (COVA). In March 2017, following the request of the Consultant of the Prosecutor, the Labor Inspectorate of Potenza issued a fine against the employers of the COVA for omitted and incomplete assessment of the chemical risks for the COVA center. In October 2017, following the request of the Consultant of the Prosecutor, the National Mining Office for Hydrocarbons and Geo-resources (UNMIG) requested the transfer to a different task of 25 employees of the COVA center for improper assessment of their suitability to the current tasks expressed by the Eni personnel in charge of assessing the health risk profile of employees. Against this decision, the Company filed a formal objection and the UNMIG repealed the resolution issued. Furthermore, in October 2017, the Prosecutor’s Office changed the crime allegations to disaster, murder and negligent personal injury, also alleging breaches of health and safety regulations. Given the level of risk, in December 2017, Eni filed a request for pre-trial hearing for gathering evidence on the matter that was rejected by the Judge.

(xii) Proceeding Val d’Agri — Tank spill. On February 2017, the Carabinieri of NOE department of Potenza ascertained a stream of water contaminated by unknown hydrocarbon traces flowing inside a little shaft located outside the Val d’Agri Oil Center (COVA). The activities carried out by Eni at the COVA aimed at reconstructing the origin of the contamination and have identified the cause in a failure of a tank, while outside of the COVA, following the environmental monitoring implemented, emerged a risk —  currently averted  — of extension of the contamination in the downstream area of the plant. In executing these activities, Eni performed all the communications provided for by the Legislative Decree 152/06 and started certain emergency safe-keeping operations at the areas subject to contamination outside the COVA. In addition, it is in progress the arrangement plan approved by the relevant Entities is in progress at the internal and external areas of the COVA. Following this event, a criminal investigation was initiated in order to ascertain the existence of illicit environmental pollution against the former and the current COVA officer, the HSE Manager and the Operations Manager in office at the time of the fact. Investigations are ongoing. On April 18, 2017, Eni, on its own initiative, suspended the industrial activity at the COVA, anticipating the provisions of the Regional Council Resolution issued on April 19. On July 2017, Eni restarted the plant’s operational activities. The resumption follows the approval from the Basilicata Region confirming the functionality of the plant and the presence of all necessary safety conditions. During the temporary closure, Eni performed all the requirements provided for by the relevant authorities, including the provision of a double bottom to the tank from which the spillage arose. Negotiations are undergoing for the determination of the compensation of damages suffered by the owners of the areas bordering the COVA and impacted by the event. In February 2018, the Company presented an Extraordinary Appeal to the President of the Republic against the reports of the Italian Department of Firemen dated 30 October 2017 and 15 December 2017 in which Eni is requested to integrate the Safety Report 2016 with the evaluation of possible, highest-risk event, that is an oil spill coming from the bottom of the crude oil storage tanks. With the appeal, Eni stated that it does not consider itself obliged to carry out the integration required, considering that the data acquired in the area affected by the event show that the loss was promptly and efficiently controlled and there were no situations of serious danger to human health and environment.

1.2 Civil and administrative proceedings in the matters of environment, health and safety

(i) Syndial SpA — Summon for alleged environmental damage caused by DDT pollution in the Lake Maggiore — Prosecuting body: Ministry for the Environment. In May 2003, the Ministry for the Environment summoned Syndial requesting the compensation of an alleged environmental damage caused by the activity at the Pieve Vergonte plant in the years 1990 through 1996. With a temporarily executive sentence dated July 2008, the District Court of Turin sentenced the subsidiary Syndial SpA to compensate environmental damages amounting to €1,833.5 million, plus legal interests accrued from the filing of the decision. Eni and its subsidiary deemed the amount of the environmental damage to be absolutely groundless as the sentence lacked sufficient elements to support such a material amount of the liability charged with respect to the volume of pollutants ascertained by the Italian Environmental Minister. In July 2009, Syndial filed an appeal against the above-mentioned sentence, and consequently the proceeding continued before a Second Degree Court of Turin that requested a technical appraisal on the matter. The consultants validated the technical appraisal and the other technical assessments that were carried out by the Company together with local and national technical entities. The consultants concluded that: (i) no further measure for environmental restoration is required; (ii) there was no significant and measurable impact on the environment of the ecosystem, therefore no restoration or damage compensation should be claimed. The only impact which could be recorded concerned the fishing activity, with an estimated damage of €7 million which could be already restored through the measures proposed by Syndial; (iii) the necessity and convenience of dredging should be definitely excluded, both from the legal and scientific point of view, while confirming technical and scientific correctness of the Syndial’s approach based on the monitoring of the process of natural recovery, which is estimated to require 20 years. In March 2017, the Second Degree Court: (i) excluded the application of compensation for monetary equivalent (Article 18 of Law 349/1986); (ii) annulled the monetary compensation of  €1.8 billion requesting Syndial to perform the already approved cleanup project of the polluted areas, which comprise groundwater, as well as compensatory remediation works. The value of these compensatory works required by the Court, in case of Syndial failure or misperformance, is estimated at €9.5 million. The cleanup project filed by Syndial was ratified by local and governmental authorities and is currently being executed. Expenditures expected to be incurred have been provisioned in the environmental provision. Any other claims filed by the Italian Minister for the Environment were rejected (including compensation for non-material damage). On April 4, 2018, the Ministry for the Environment filed an appeal to the Third Instance Court.

(ii) Ministry for the Environment — Augusta harbor. The Italian Ministry for the Environment with various administrative acts required companies that were running plants in the petrochemical site of Priolo to perform safety and environmental remediation works in the Augusta harbor. Companies involved include Eni subsidiaries Versalis, Syndial and Eni Refining & Marketing Division. Pollution has been detected in this area primarily due to a high mercury concentration that is allegedly attributed to the industrial activity of the Priolo petrochemical site. The above-mentioned companies contested these administrative actions, objecting in particular the nature of the remediation works decided and the methods whereby information on the pollutants concentration has been gathered. A number of administrative proceedings started on this matter were subsequently merged before the Regional Administrative Court of Catania. In October 2012, the Court ruled in favor of Eni’s subsidiaries against the Ministry prescriptions about the removal of the pollutants and the construction of a physical barrier. In September 2017, the Ministry notified all the companies involved of a formal notice for the start of remediation and environmental restoration of the Augusta harbor within 90 days. The act, contested by the co-owner companies in December 2017, constitutes a formal notice for environmental damage.

(iii) Claim for preventive technical inquiry — Court of Gela. In February 2012, Eni’s subsidiaries Raffineria di Gela SpA and Syndial SpA and the parent company Eni SpA (involved in this matter through the operations of the Refining & Marketing Division) were notified of a claim issued by 33 parents of children born malformed in the Municipality of Gela between 1992 and 2007. The claim for preventive technical inquiry aimed at verifying the relation of causality between the malformation pathologies suffered by the children of the plaintiffs and the environmental pollution caused by the Gela site (pollution deriving from activities conducted at the industrial plant by Raffineria di Gela SpA and Syndial SpA), quantifying the alleged damages suffered and eventually identifying the terms and conditions to settle the claim. In any case, the same issue was the subject of previous criminal proceedings, of which one closed without ascertainment of any illicit behavior on the part of Eni or its subsidiaries, while a further criminal proceeding is still pending. The consultants appointed by the Court and those designated by the plaintiffs performed a technical appraisal on the matter, reaching very different outcomes. Thus, parties failed to reach a settlement of the matter. On December 2015, the three companies involved were sued in relation to a total of 30 cases of compensation for damages in civil proceedings. The proceedings are still pending.

(iv) Environmental claim relating to the Municipality of Cengio. The Ministry for the Environment and the Delegated Commissioner for Environmental Emergency in the territory of the Municipality of Cengio summoned Syndial before a Civil Court and sentenced Eni’s subsidiary to compensate the environmental damage relating to the site of Cengio. The request for environmental damage amounted to €250 million to which add health damage to be quantified during the proceeding. The plaintiffs accused Syndial of negligence in performing the clean-up and remediation of the site. In February 2014, the Court ruled a technical appraisal to verify the existence of the environmental damage. Following failed attempts to define a settlement agreement on the matter among the parties involved, the Judge resumed the trial and requested an independent appraisal on the matter.

(v) Syndial SpA and Versalis SpA — Summon for alleged environmental damage caused by illegal waste disposal in the municipality of Melilli (Sicily). In May 2014, the Municipality of Melilli summoned Eni’s subsidiaries Syndial and Versalis for the environmental damage allegedly caused by carrying out illegal waste disposal activities and unauthorized landfill. In particular, the plaintiff claimed the responsibilities of Syndial and Versalis for the production of waste and because they commissioned the waste disposal. The plaintiff stated that this illegal handling of waste was part of certain criminal proceedings dating back to 2001 – 2003 which would have allegedly traced the hazardous waste materials back to the Priolo and Gela industrial sites that are managed by the above-mentioned Eni’s subsidiaries (in particular, the waste with high mercury concentration and railway sleepers no longer in use). Such waste was allegedly handled and disposed illegally at an unauthorized landfill owned by a third party (located about 2 kilometers from the town of Melilli). The claim amounted to €500 million and referred to two Group’s subsidiaries and SMA.RI, the company that carries out activities of waste disposal, being jointly and severally liable. In June 2017, the Judge accepted all the defensive instances of Syndial and Versalis stating the requests of the Municipality inadmissible for lack of locus standi and considering the requests as unfounded or unproved, and sentenced the Municipality to the reimbursement of the costs of the proceeding. In September 2017, the Municipality appealed the ruling requesting a new investigation and the admission of a technical appraisal, as well as the suspension of the enforcement of the sentence of first instance.

(vi) Summon for Eni, Raffineria di Gela SpA, EniMed SpA, and Syndial SpA. In December 2015, 273 Gela residents filed an appeal to the Court of Gela requesting to halt all the production activities conducted by Eni’s subsidiaries at Gela site in order to put an end to environmental pollution affecting the health of the local population. The claimants also requested the appointment of commissioners in charge of carrying out the plants shutdown and of continuing implementing of clean-up activities in the area. Besides that, they requested the Court to order the Municipality of Gela — as a competent body in the field of health protection — to adopt certain provisions aimed to preserve the health of the local population. This proceeding arose in connection with an alleged environmental damage caused by the industrial activities of the site and consequent necessity to protect the population from serious harm to the health. The initiative was enforced by certain technical assessments performed by consultants appointed by the Court on the preliminary stage. The aim of these assessments was to establish cause-and-effect relationships between the industrial contamination and congenital anomalies reported in the town of Gela. Following the outcome of the investigation, in December 2017 the Court of Gela rejected all the claims of the plaintiffs and condemned them to pay the expenses of the proceeding. The plaintiffs appealed the decision.

2. Court inquiries

(i) Reorganization procedure of Alitalia Linee Aeree Italiane SpA under extraordinary administration. On January 2013, the Italian airline company Alitalia, which was undergoing a reorganization procedure, summoned Eni, Exxon Italia and Kuwait Petroleum Italia SpA before the Court of Rome, to obtain a compensation for alleged damages caused by a presumed anti-competitive behavior on part of the three petroleum companies in the supply of jet fuel in the years 1998 through 2009. The claim was based on a deliberation filed by the Italian Antitrust Authority in June 2006. The antitrust deliberation accused Eni and other five petroleum companies of anti-competitive agreements designed to split the market for jet fuel supplies and blocking the entrance of new players in the years 1998 through 2006. The antitrust findings were substantially endorsed by an administrative court. Alitalia has made a claim against the three petroleum companies jointly and severally presenting two alternative ways to assess the alleged damages. A first assessment of the overall damages amounted to €908 million. This was based on the presumption that the anti-competitive agreements among the defendants would have prevented Alitalia from autonomously purchasing supplies of jet fuel in the years when the existence of the anti-competitive agreements were ascertained by the Italian Antitrust Authority and in subsequent years until Alitalia ceased to operate airline activity. Alitalia asserted the incurrence of higher supply costs of jet fuel of  €777 million excluding interest accrued and other items that add to lower profitability caused by a reduced competitive position in the marketplace estimated at €131 million. Another assessment of the overall damage made by Alitalia stand at €395 million of which €334 million of higher purchase costs for jet fuel and €61 million of lower profitability due to the reduced competitive position on the marketplace. With a decision dated May 2014, the Court of Rome declared the connection with a judgment previously proposed by Alitalia itself before the Court of Milan against other oil companies participating to an alleged cartel agreement. The case was thus summed up by Alitalia before the Court of Milan. In September 2017, the Court of Milan ruled that: (i) the requests of Alitalia for the period 1998 – 2004 were prescribed; (ii) for the period subsequent to June 2006, no further assessment should be carried out, since Alitalia has failed to meet its burden of allegation; (iii) for the period between December 2004 and June 2006, a specific technical appraisal will be carried out. Eni accrued a provision with respect to this proceeding.

(ii) Eni’s arbitration with GasTerra. In 2013, Eni initiated an arbitration against GasTerra, as part of a long-term supply contract signed in 1986, to obtain a revision of the price charged by GasTerra to Eni for the gas supplied in the 2012 – 2015 period. On that occasion, Eni and GasTerra agreed to apply a provisional price, which was lower than the previous price, until the definition of a new contractual price based on an arrangement between parties or an arbitration award. The arbitration award dismissed Eni’s claim for price revision, without however determining a new price applicable in the relevant period. GasTerra considered that, by dismissing Eni’s claim, the award restored the original contract price, based on which GasTerra now claims an additional amount to be paid by Eni which corresponds to the difference between the provisional price and the contractual price. Eni, relying also on the opinion of its external consultants, does not agree with GasTerra’s interpretation and considers GasTerra’s claim groundless. However, GasTerra, based on its own interpretation, commenced an arbitration and obtained from a Dutch court the provisional seizure of Eni’s investment in its subsidiary Eni International BV (which at the time of the seizure i.e. at the reporting date June 30, 2016, stated consolidated net assets of  €34.7 billion) for the alleged receivable due by Eni (equal to €1.01 billion). With respect to the interim seizure measure obtained by GasTerra, Eni offered to GasTerra, who in turn accepted, a bank guarantee of the same amount of the GasTerra claim. This guarantee is expected to remain effective until a final award by the arbitration procedure. The measure, which was granted after a summary review only and without Eni being heard, does not prejudice the outcome on the merits of the claims. The merits of the dispute will be ruled by a new arbitration proceeding.

3. Proceedings concerning criminal/administrative corporate responsibility

(i) EniPower SpA. In June 2004, the Public Prosecutor of Milan commenced inquiries into contracts awarded by Eni’s subsidiary EniPower and on supplies from other companies to EniPower. It emerged that illicit payments were made by EniPower suppliers to a manager of EniPower who was immediately fired. The Court served EniPower (the commissioning entity) and Snamprogetti (now Saipem SpA) (contractor of engineering and procurement services) with notices of investigation in accordance with Legislative Decree No. 231/2001 that establishes that the companies are liable for the crimes committed by their employees who acted on behalf of the employer. In August 2007, Eni was notified that the Public Prosecutor requested the dismissal of EniPower SpA and Snamprogetti SpA, while the proceeding continues against former employees of these companies and employees and managers of the suppliers under the provisions of Legislative Decree No. 231/2001. Eni SpA, EniPower and Snamprogetti presented themselves as plaintiffs. In September 2011, the Court of Milan found that nine persons were guilty for the above-mentioned crimes. In addition, they were sentenced jointly and severally to the payment of all damages to be assessed through a specific proceeding and to the reimbursement of the proceeding expenses incurred by the plaintiffs. The Court also resolved to dismiss all the criminal indictments for 7 employees, representing some companies involved as a result of the statute of limitations, while the trial ended with an acquittal of 15 individuals. In relation to the companies involved in the proceeding, the Court found that 7 companies are liable based on the provisions of Legislative Decree No. 231/2001, imposing a fine and the disgorgement of profit. Eni SpA and its subsidiaries, EniPower and Saipem, which took over Snamprogetti, acted as plaintiffs in the proceeding also against the mentioned companies. The Court rejected the position as plaintiffs of the Eni Group companies, reversing the prior decision made by the Court. This decision may have been made based on a pronouncement made by a Supreme Court that stated the illegitimacy of the constitution as plaintiffs against any legal entity, as indicted under the provisions of Legislative Decree No. 231/2001. The condemned parties filed appeal against the above-mentioned decision. The Appeal Court issued a ruling that substantially confirmed the first-degree judgment except for the fact that it ascertained the statute of limitation with regard to certain defendants. In 2015, the Supreme Court annulled the judgment of the Second Degree Court ascribing the judgment to another section that, once more, confirmed the sentence of first instance, excepting the rulings of the previous appeal sentence not subject to annulment, including the statute of limitation. The filing of the statement of grounds is still pending.

(ii) Algeria. Legal proceedings are pending in Italy and outside Italy in connection with an allegation of corruption relating to the award of certain contracts to Eni’s former subsidiary Saipem in Algeria. In February 2011, Eni received from the Public Prosecutor of Milan an information request pursuant to the Italian Code of Criminal Procedure. The request related to allegations of international corruption and pertained to certain activities performed by Saipem Group companies in Algeria (in particular the contract between Saipem and Sonatrach relating to the construction of the GK3 gas pipeline and the contract between Galsi, Saipem and Technip relating to the engineering of the ground section of a gas pipeline). The crime of international corruption is among the offenses contemplated by the Italian Legislative Decree No. 231/2001 which provides for corporate liability for crimes committed by employees and prescribes punishments including fines and the disgorgement of profit. Eni also voluntarily provided to the Public Prosecutor documentation relating to the MLE project (in which Eni’s Exploration & Production Division participates), with respect to which investigations in Algeria are ongoing. In November 2012, the Public Prosecutor served Saipem a notice stating that it had commenced an investigation for alleged liability of the company for international corruption in accordance with Legislative Decree No. 231/2001. Furthermore, the Public Prosecutor requested the production of certain documents relating to certain activities in Algeria. Subsequently Saipem was served a notice of seizure, then a request for documentation and finally a search warrant was issued, in order to obtain further documentation, in particular relating to certain intermediary contracts and sub-contracts entered into by Saipem in connection with its Algerian business. Several former Saipem employees were also involved in the proceeding, including the former CEO of Saipem, who resigned from the office in December of 2012, and the former Chief Operating Officer of the Business Unit Engineering& Construction of Saipem, the employment of whom was terminated at the beginning of 2013. In February 2013, on mandate from the Public Prosecutor of Milan, the Italian Finance Police visited Eni’s headquarters in Rome and San Donato Milanese and executed searches and seized documents relating to Saipem’s activity in Algeria. On the same occasion, Eni was served a notice that an investigation had commenced in accordance with Legislative Decree No. 231/2001 with respect to Eni, Eni’s former CEO, Eni’s former CFO and another senior manager. Eni’s former CFO had previously served as Saipem’s CFO, including during the period in which alleged corruption took place and before being appointed as CFO of Eni on August 1, 2008. Following receipt of this notice, Eni conducted an internal investigation with the assistance of external consultants, in addition to the review activities performed by its audit and internal control departments and a team dedicated to the Algerian matters. During 2013, the external consultants reached the following results: (i) the review of the documents seized by the Milan prosecutors and the examination of internal records held by Eni’s global procurement department have not found any evidence that Eni entered into intermediary or any other contractual arrangements with the third parties involved in the prosecutors’ investigation; the brokerage contracts that were identified, were signed by Saipem or its subsidiaries or predecessor companies; and (ii) the internal review made on the MLE project, the only project that Eni understands to be under the prosecutors’ investigation where the client is a Eni Group company has not found evidence that any Eni employee engaged in wrongdoing in connection with the award to Saipem of two main contracts to execute the project (EPC and Drilling). Furthermore, in 2014, with the assistance of external consultants, Eni completed a review of the extent of its operating control over Saipem with regard to both legal, accounting and administrative issues. The findings of that review confirmed the autonomy of Saipem from the parent company during the relevant periods. The findings of Eni’s internal review have been provided to the Judicial Authority in order to reaffirm Eni’s willingness to fully cooperate. In January 2015, the Public Prosecutor notified the conclusion of preliminary investigations relating to Eni, Saipem and eight persons (including, the former CEO and CFO of Eni and the Chief Upstream Officer of Eni who was responsible for Eni Exploration & Production activities in North Africa at the time of the events under investigation). The Public Prosecutor issued a notice of alleged international corruption against all such persons (including Eni and Saipem on the basis of the provisions of Legislative Decree No. 231/2001) in connection with the entry into intermediary contracts by Saipem in Algeria. Furthermore, some of the defendants (including the former CEO and CFO of Eni and the Chief Upstream Officer of Eni) were accused of tax offenses for alleged fraudulent misrepresentation in relation to the accounting treatment of these contracts for the fiscal years 2009 and 2010. After receiving (i) the evidence collected in connection with the Public Prosecutor’s request to take testimony of two individuals under investigation in late 2014, and (ii) the minutes of the preliminary hearing and the documents filed in connection with the conclusion of the preliminary investigation, Eni requested that its consultants perform additional analysis and investigation. As a result, Eni’s consultants reaffirmed their conclusions previously reported to the Company. In February 2015, the Public Prosecutor requested the indictment of all the investigated persons for international corruption as well as the tax offenses mentioned above. In 2015, the Judge for the Preliminary Hearing of the Court of Milan dismissed the case and granted an acquittal in favor of Eni, former Chief Executive Officer and Chief Upstream Officer for all the alleged offenses. In February 2016, the Court of Third Instance, upholding an appeal presented by the Public Prosecutor, reversed the dismissal, annulled the verdict, and remanded the proceedings to another Judge for the Preliminary Hearing in the Court of Milan. As a result of the new preliminary hearing in July 2016, the Judge ordered the trial for all defendants, including Eni. At the hearing on February 26, 2018, the Public Prosecutor, concluding his indictment, requested — among other things — the conviction of Eni for the payment of a pecuniary sanction. The discussion of the defensive arguments of the persons and the legal entities involved will follow. The first instance trial is pending.

At the end of 2012, Eni contacted the U.S. Department of Justice and the U.S. SEC in order to voluntarily inform them about this matter, and has kept them informed about the developments in the Italian prosecutors’ investigations. Following Eni’s notification in 2012, both the U.S. SEC and the DoJ started their own investigations regarding this matter. Eni has furnished various information and documents, including the findings of its internal reviews, in response to formal and informal requests.

(iii) Block OPL 245 — Nigeria. In July 2014, the Public Prosecutor of Milan served Eni with a notice of investigation relating to potential liability on the part of Eni arising from alleged international corruption, pursuant to Italian Legislative Decree No. 231/2001 whereby companies are liable for the crimes committed by their employees when performing their tasks. As part of the investigation, Eni was also subpoenaed for documents and other evidence. According to the subpoena, the proceeding was commenced following a claim filed by NGO ReCommon relating to alleged corruptive practices that according to the Public Prosecutor allegedly involved the Resolution Agreement made on April 29, 2011 relating to the Oil Prospecting License of the offshore oilfield that was discovered in Block 245 in Nigeria. Eni is fully cooperating with the Public Prosecutor and promptly filed the requested documentation. Furthermore, Eni voluntarily reported the matter to the U.S. Department of Justice and the U.S. SEC. In July 2014, Eni’s Board of Statutory Auditors jointly with the Eni Watch Structure resolved to engage an independent, US-based law firm, expert in anticorruption, to conduct a forensic, independent review of the matter, upon informing the Judicial Authorities. After reviewing the matter, the US lawyers concluded in summary that they detected no evidence of wrongdoing by Eni side in relation to the 2011 transaction with the Nigerian government for the acquisition of the OPL 245 license. The outcome of this review was transmitted to the Judicial Authorities. In September 2014, the Public Prosecutor notified Eni of a restraining order issued by a British judge who ordered the seizure of a bank account not pertaining to Eni domiciled at a British bank following a request from the Public Prosecutor. The order was also notified to certain individuals, including Eni’s CEO and the Chief Development, Operations and Technological Officer, as well as Eni’s former CEO. From the available documents, it was inferred that such Eni officers and former officers were under investigation by the Public Prosecutor of Milan. During a hearing before a court in London in September 2014, Eni and its current executive officers stated their non-involvement in the matter regarding the seized bank account. Following the hearing, the Court reaffirmed the seizure. In December 2016, the Public Prosecutor of Milan notified Eni of the conclusion of the preliminary investigation and requested the indictment of Eni’s CEO, the Chief Development, Operations and Technological Officer and the Executive Vice President for international negotiations, as well as Eni’s former CEO and Eni based on Italian law 231/2001 on corporate entity responsibility. Upon the notification to Eni of the conclusion of the preliminary investigation by the Public Prosecutor, the independent US-based law firm was requested to assess whether the new documentation made available from Italian prosecutors could modify the conclusions of the prior review. The US law firm was also provided with the documentation filed in the Nigerian proceeding mentioned below. The independent U.S. law firm concluded that the reappraisal of the matter in light of the new documentations available did not alter the outcome of the prior review. In December 2017, the Judge ordered the indictment of all the parties mentioned above, and other parties under investigation by the Public Prosecutor, before the Court of Milan. During the first trial hearing in March 2018, the Federal Republic of Nigeria requested permission to join the case as a civil party. Several NGOs, which had made the same request before the Judge of the Preliminary Hearing and been denied, also asked to join as civil parties. At the initial hearing, the court postponed of the trial until May 14, 2018 and transferred the trial to another Section of the Court of Milan that has been designated to preside over the proceeding. The requests by the Federal Republic of Nigeria and NGOs to join as civil parties will be decided at this hearing. In January 2017, Eni’s subsidiary Nigerian Agip Exploration Ltd became aware of an Interim Order of Attachment (“Order”) issued by the Nigerian Federal High Court upon request from the Nigerian Economic and Financial Crimes Commission (EFCC), attaching temporarily the property known as Oil Prospecting License 245 (“OPL 245”) pending a proceeding in Nigeria relating to alleged corruption and money laundering. The Order did not revoke the license but restricted Eni’s ability to dispose of and manage the property. The Order also established that the license would be managed by the Nigerian Department for Petroleum Resources, pending the proceeding ongoing in Nigeria. NAE made an application to discharge the Order (along with the Shell affiliate that holds of the license jointly with NAE). After making this application, Eni became aware of a formal filing of charges by the EFCC against NAE and other parties. Copies of those charges were also filed by the EFCC in the proceeding initiated by NAE and its partner for the discharge of the Order. In March 2017, the Nigerian Court revoked the Order. Eni has provided a copy of the Order and the attached documents, including the charges filed by the EFCC, to the US-based law firm engaged to review the OPL 245 transaction, who upon review of such documents, did not modify their conclusion that they did not detect evidence of wrongdoing by Eni side in relation to the acquisition of the OPL 245 from the Nigerian government.

(iv) Congo. In March 2017, the Italian Finance Police served on Eni an information request pursuant to the Italian Code of Criminal Procedure connection with an investigative file opened by the Public Prosecutor of Milan against unknown persons. The request related in particular to the agreements signed by Eni Congo SA with the Ministry of Hydrocarbons of the Republic of Congo in 2013, 2014 and 2015 in relation to exploration, development and production activities concerning certain permits held by Eni Congo SA for Congolese projects and Eni’s relationships with Congolese companies that hold stakes in. In July 2017, the Italian Financial Police served on Eni with another information request and a notice of investigation pursuant to Italian Legislative Decree No. 231/2001 for alleged international corruption. The request expressly stated that it was based in part on the March 2017 information request and concerned the relationship of Eni and its subsidiaries with certain third-party companies from 2012 to the present. Eni has produced all of the documentation requested in the March and July 2017 information requests and has voluntarily disclosed this matter to the relevant US authorities (SEC and DoJ). On January 26, 2018, the Public Prosecutor’s Office requested a six-months extension of the deadline for conducting its preliminary investigation into this matter, from January 31, 2018 until July 30, 2018. In April 2018, the Public Prosecutor of Milan served on Eni SpA a further request for documentation and notified the Chief Development, Operation & Technology Officer of a search order in which he results among the suspects together with another Eni employee.

4. Other proceedings concerning criminal matters

(i) Eni SpA — Refining & Marketing Division — Criminal proceedings on fuel excise tax. A criminal proceeding is currently pending, relating to alleged evasion of excise taxes in the context of the retail sales at the fuel market. In particular, the claim states that the quantity of oil products marketed by Eni was larger than the quantity subjected to the excise tax. This proceeding (no. 7320/2014 RGNR) concerns the reunification of three distinct investigations:

(i)	a first proceeding, opened by the Public Prosecutor’s Office of Frosinone involved a company (Turrizziani Petroli) purchaser of Eni’s fuel. This investigation was subsequently extended to Eni. The Company fully cooperated and provided all data and information concerning the excise tax obligations for the quantities of fuel coming from the storage sites of Gaeta, Naples and Livorno. Eni ensured the best possible collaboration, handing in all the required documentation. Such proceeding referred to quantities of oil products sold by Eni, allegedly larger than the quantity subjected to the excise tax. After the ending of the investigation, the financial police of Frosinone, along with the local Customs Agency, in November 2013 issued a claim related to the missing payment of excise taxes in the 2007 – 2012 period for €1.55 million. In May 2014, the Customs Agency of Rome issued a payment notice relating to the abovementioned claim that was filed by the financial police and Customs Agency of Frosinone. The Company immediately appealed to the Tributary Commission. On March 22, 2018, the Commission filed the ruling of the sentence which accepted Eni’s recourse against the claim of the Custom Agency also condemning the latter to refund the proceeding expenses;

(ii)	a second proceeding concerning a line of investigation of the Public Prosecutor’s Office of Prato, regards the deposit of Calenzano and relates to subtraction of fuel through manipulation of the fuel dispensers, subsequently extended also to the Refinery of Stagno (Livorno);

(iii)

a third proceeding, opened by the Public Prosecutor’s Office of Rome, regarded alleged missing payment of excise tax on the surplus of the unloading products, as the quantity of such products was larger than the quantity reported in the supporting fiscal documents. This proceeding represents a development of the first proceeding mentioned above, and substantially concerns similar facts presenting, however, some differences with regard to the nature of the alleged crimes and the responsibility subjected to verification.

The second and the third proceeding were merged in the proceeding commenced by Public Prosecutor’s Office of Rome. In fact, the Public Prosecutor’s Office of Rome has alleged the existence of a criminal conspiracy aimed at habitual subtraction of oil products at all of the 22 storage sites which are operated by Eni over the national territory. Eni is cooperating with the Prosecutor in order to defend the correctness of its operation. On September 2014, a search was conducted at the office of the former chief operating officer of Eni’s Refining & Marketing Division following an order of the Public Prosecutor of Rome. The motivations of the search are the same as the above-mentioned proceeding as the ongoing investigations also relates to a period of time when the officer was in charge at Eni’s Division. On March 2015, the Prosecutor of Rome ordered a search at all the storage sites of Eni’s network in Italy as part of the same proceeding. The search was intended to verify the existence of fraudulent practices aimed at tampering with measuring systems functional to the tax compliance of excise duties in relation to fuel handling at the storage sites. In September 2015, the Public Prosecutor of Rome requested a one-off technical appraisal aimed to verify the compliance of the software installed at certain metric heads previously seized with those lodged by the manufacturer at the Ministry of Economic Development. The technical appraisal verified the compliance of the software tested. On this occasion, the proceeding has been extended to a large number of employees and former employees of the company. In November 2017, the Court of Rome, following the request of the Public Prosecutor, carried out a preventive seizure of the oil products meters at Eni’s refineries and depots in Italy. The Company, considering the consequences connected to a complete shutdown of the refining and fueling activities, has requested the Public Prosecutor to minimize, as much as possible, the impact on customers, companies and service stations. After a few days, the preventive seizure was revoked, due to the commitments undertaken by the Company that is a third party not subject to investigation. Eni continues to provide full cooperation to the judicial authorities. In December 2017, technical consultants of renowned expertise were nominated as part of the procedure, with the aim of verify the integrity of the sites under seizure. The results will be provided to the judicial authorities. The investigations are underway. On March 26, 2018, the Public Prosecutor of Rome notified the conclusion of the preliminary investigations in relation to the criminal proceeding no. 7320/2014 concerning the Calenzano, Livorno, Sannazzaro, Pomezia, Naples, Gaeta and Ortona sites. Based on the outcome of the investigations, as far as Eni is concerned, the proceeding involves former managers and directors of the refineries indicated above concerning alleged aggravated and continuous non-payment of excise duties, alteration and removal of seals, use and possession of false measures and weights. In addition, some deposit employees and their manager were indicted of alleged procedural fraud.

(ii) Public Prosecutor of Milan — Criminal Procedure no. 12333/2017. On 6 February 2018, the Public Prosecutor of Milan notified to an Eni’s manager a search and seizure decree in relation to allegations of associative crime aimed at slander and at reporting false information to a Public Prosecutor. In the decree, the Prosecutor of Milan included, among the other suspects, the former Chief of the Legal and Regulatory Affairs of Eni, currently the Chief Gas & LNG Marketing and Power Officer of the Company. According to the decree, the association would be aimed at interfering with the judicial activity in certain criminal proceedings that involve, among others, Eni and some of its directors and managers. Furthermore, Eni is not under investigation.

5. Tax Proceedings

Settled Proceedings

In Italy

(i) Eni SpA — municipal tax related to certain oil platforms located in the Italian territorial waters. Several tax proceedings were pending in Italy, as certain municipalities claimed Eni SpA omitted payments of a tax on property relating oil platforms located in the territorial waters under the municipality administration. After completing all degrees of judgment before Italian tax courts, in February 2016, the Third Instance Court sentenced that: i) property taxes on platforms are due by Eni; ii) the taxable basis is to be defined by considering the platforms carrying amounts, instead of the replacement cost; iii) sanctions are not applicable. Based on the outcomes of the resolutions, Eni started an extrajudicial procedure to reach settlements on the matter with the local authorities who submitted claims against the Company based on the taxability of oil platforms. Following the expectation of management to successfully conclude these settlements, Eni accrued a tax provision.

(ii) Eni SpA — Excise taxes. Eni defined a settlement with the Customs Agency that definitively closes a tax dispute for alleged culpable omission to pay of excise taxes (for the period 2003 – 2008) due on 650 million cubic meters of natural gas. The initial request presented by the Custom Agency corresponded to €114 million, plus €20 million of interests and €34 million of fines. The Customs Agency reiterated the claim because — even if the incidence of the calorific value has been acknowledged by a technical and scientific point of view — at the same time the matter has not been explicitly regulated by an administrative act. This position was also recently confirmed by the Provincial Tax Commission of Milan to which Eni had presented appeal, confirming that the evidences of Eni were founded. Furthermore, the Tax Commission ruled that the claims for the years 2003 and 2004 are prescribed and annulled all the fines, reducing the claim by €90 million (from €168 million to €78 million). Eni and the Customs Agency agreed for an amount close to the one indicated by the Tax Commission.

Outside Italy

(iii) Eni Angola Production BV. The international oil companies operating in Angola, among which Eni, and the tax Authorities of the Country have defined a global settlement agreement that ends a number of disputes that lasted for about 15 years regarding the deductibility of certain costs relating to PSA oil activities, as well as the timing of the deductibility of the investments in progress. This agreement provides for the recognition to the Angolan Authorities of a part of the taxable amounts contested as petroleum income taxes. With regard to Eni, the amount accrued resulted sufficient to sustain the charges of the aforementioned global settlement.

6. Legal proceedings

Settled proceedings

(i) Eni SpA — Industrial site of Praia a Mare. Based on complaints filed by certain offended persons, the Public Prosecutor of Paola started an enquiry about alleged diseases related to tumors that those persons contracted on the workplace. Those persons were employees at an industrial complex owned by a Group subsidiary many years ago. At the trial, 189 persons stand as plaintiff and 107 persons stand as offended party by the alleged crime. Upon conclusion of the preliminary hearing, the Public Prosecutor resolved that all defendants would stand trial for culpable manslaughter, culpable injuries, environmental disaster and negligent conduct about safety measures on the workplace. Following a settlement agreement with Eni, Marzotto SpA signed settlement agreements with all plaintiffs, except for the local administrations. In December 2014, the Court issued an acquittal sentence for all defendants, as the indictment was found groundless. The Public Prosecutor appealed against the sentence. In September 2017, the Second Degree Court upheld the acquittal sentence of the first degree.

(ii) Seizure of areas located in the Municipalities of Cassano allo Jonio and Cerchiara di Calabria — Prosecuting body: Public Prosecutor of Castrovillari. Certain areas owned by Eni in the Municipalities of Cassano allo Jonio and Cerchiara di Calabria have been preventively seized by the Judicial Authority, following an investigation about an alleged improper handling of industrial waste from the processing of zinc ferrites at the industrial site of Pertusola Sud,. The circumstances under investigation were similar to those considered in a criminal action for alleged omitted clean-up that was concluded in 2008 without any negative outcome for Eni’s employees. Eni’s subsidiary Syndial SpA has removed any waste materials from the landfills. Besides that, Syndial defined an agreement with the Municipality of Cerchiara and the Municipality of Cassano to settle all claims relating to alleged damages caused by the unauthorized waste disposal in the landfills on the territory of the two Municipalities. The remediation activities were completed and the proceeding was closed in May 2017.

(iii) Iraq — Kazakhstan. A criminal proceeding was pending before the Public Prosecutor of Milan in relation to alleged crimes of international corruption involving Eni’s activities in Kazakhstan regarding the management of the Karachaganak plant and the Kashagan project, as well as handling of assignment procedures of work contracts by Agip KCO. The Company filed the documents collected and fully cooperated with the Public Prosecutor. A number of managers and a former manager were involved in the investigation. The above-mentioned proceeding were combined with another (the so-called “Iraq proceeding”) regarding a parallel proceeding related to Eni’s activities in Iraq. In June 2011, Eni Zubair SpA and Saipem SpA in Fano (Italy) were searched by the Judicial Authorities. The search involved the offices of certain Group employees and of certain third parties in connection with alleged crimes of conspiracy and corruption as part of the “Jurassic” project in Kuwait. Particularly, the alleged crimes would have been committed in order to illicitly influence the award of a construction contract outside Italy where Eni was the commissioning entity. Considering the claims of the Public Prosecutor, Eni and Saipem believed that they were damaged by the crimes committed by their employees. Eni considered those employees to have breached the Company’s Code of Ethics. In spite of this, Eni SpA and Saipem SpA were notified of being under investigation pursuant to the Legislative Decree No. 231/2001, which establishes the liability of entities for the crimes committed by their employees. Eni SpA was notified by the Public Prosecutor of a request of extension of the preliminary investigations that has led up to the involvement of another employee, as well as other suppliers in the proceeding. In April 2012, the Public Prosecutor of Milan requested Eni SpA to be debarred for one year and six months from performing any industrial activities involving the production sharing contract. In July 2013, the Judge for Preliminary Investigation rejected the request for precautionary measures requested by the Public Prosecutor of Milan the Court considered the request groundless due to the lack of serious evidence against Eni and accepted the defense arguments for which Eni suffered severe damages from misperformances of some suppliers involved in the Kashagan project. In addition, the Court declared the lack of precautionary requirements considering the reorganization of the activities in Kazakhstan and taking into account of the initiatives of the internal audit promptly adopted by Eni. Based on this decision, in March 2014, Eni’s legal team requested the dismissing of the proceeding. The Prosecutor’s Office accepted the request for dismissal of all the defendants in January 2017 and, finally, the proceeding was closed in March 2017.

(iv) Block Marine XII — Congo. In July 2015, Eni received from the U.S. Department of Justice an order to produce documents in view of the hearing of an Eni employee, relating to the assets “Marine XII” in Congo and relationships with certain persons and companies. According to preliminary informal contacts between Eni’s U.S. lawyers and the DoJ, this hearing is part of a broader investigation, which is currently being carried out with regard to third parties. Eni has completed the production of documents required by the DoJ.

Assets under concession arrangements

Eni operates under concession arrangements mainly in the Exploration & Production segment and the Refining & Marketing business line. In the Exploration & Production segment, contractual clauses governing mineral concessions, licenses and exploration permits regulate the access of Eni to hydrocarbon reserves. Such clauses can differ in each country. In particular, mineral concessions, licenses and permits are granted by the legal owners and, generally, entered into with government entities, State oil companies and, in some legal contexts, private owners. Pursuant to the assignment of mineral concession, Eni sustains all the operational risks and costs related to the exploration and development activities and it is entitled to the productions realized. As a compensation for mineral concessions, Eni pays royalties and taxes in accordance with local tax legislation. In production sharing agreement and service contracts, realized productions are defined based on contractual agreements with State oil companies, which hold the concessions. Such contractual agreements regulate the recovery of costs incurred for the exploration, development and operating activities (Cost Oil) and give entitlement to the own portion of the realized productions (Profit Oil). In the Refining & Marketing business line, several service stations and other auxiliary assets of the distribution service are located in the motorway areas and they are granted by the motorway concession operators following a public tender for the sub-concession of the supplying of oil products distribution service and other auxiliary services. In exchange of the granting of the services described above, Eni provides to the motorway companies fixed and variable royalties based on quantities sold. At the end of the concession period, all non-removable assets are transferred to the grantor of the concession for no consideration.

Environmental regulations

Risks associated with the footprint of Eni’s activities on the environment, health and safety are described in the “Financial Review”, paragraph “Risk factors and uncertainties”. In the future, Eni will sustain significant expenses in relation to compliance with environmental, health and safety laws and regulations and for reclaiming, safety and remediation works of areas previously used for industrial production and dismantled sites. In particular, regarding the environmental risk, management does not currently expect any material adverse effect upon Eni’s Consolidated Financial Statements, taking account of ongoing remediation actions, existing insurance policies and the environmental risk provision accrued in the Consolidated Financial Statements. However, management believes that it is possible that Eni may incur material losses and liabilities in future years in connection with environmental matters due to: (i) the possibility of as yet unknown contamination; (ii) the results of ongoing surveys and other possible effects of statements required by Legislative Decree 152/2006; (iii) new developments in environmental regulation (i.e. Law No. 68/2015 on crimes against the environment and European Directive 2015/2193 on medium combustion plants); (iv) the effect of possible technological changes relating to future remediation; and (v) the possibility of litigation and the difficulty of determining Eni’s liability, if any, as against other potentially responsible parties with respect to such litigation and the possible insurance recoveries.

Emission trading

From 2013, the third phase of the European Union Emissions Trading Scheme (EU-ETS) came in force. The new phase marked a significant change in the method of awarding emission allowance from a no-consideration scheme based on historical emissions to allocation through auctioning. For the period 2013 – 2020, the award of free emission allowances is performed based on European benchmarks specific to each industrial segment, except for the thermoelectric sector that is not eligible for allocations for no consideration. This regulatory scheme implies for Eni’s plants subjected to emission trading a lower assignment of emission permits respect to the emissions recorded in the relevant year and, consequently, the necessity of covering the amounts in excess by purchasing the relevant emission allowances on the open market. In 2017, the emissions of carbon dioxide from Eni’s plants were higher than the free allowances assigned to Eni. Against emissions of carbon dioxide amounting to approximately 19.47 million tonnes, Eni was awarded free emission allowances of 8.53 million tonnes, determining a deficit of 10.94 million tonnes. This deficit was entirely covered through the purchase of emission allowances in the open market.